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                                                                   Exhibit 10.44

                                PLEDGE AGREEMENT



                          CAMINUS/DC ACQUISITION CORP.


            THIS PLEDGE AGREEMENT, dated as of August 30, 1999, is made by Caminus/DC Acquisition Corp., a Delaware corporation (the "Pledgor"), to Fleet Bank, N.A., a national banking association organized under the laws of the United States, as lender (hereinafter, in such capacity, together with its successors in such capacity, the "Lender") under the Credit Agreement referred to below.

            Caminus LLC, a Delaware limited liability company (the "Company"), and the Lender are parties to a Credit Agreement dated as of June 23, 1999 (such Credit Agreement, as the same may be amended or supplemented from time to time is referred to herein as the "Credit Agreement") providing, subject to the terms and conditions thereof, for extensions of credit to be made by the Lenders to the Company in an aggregate principal amount not exceeding $5,000,000 (the "Loans"). The Loans made or to be made by the Lender to the Company shall be evidenced by certain promissory notes (as exchanged, replaced, amended, supplemented or modified from to time, the "Notes") in substantially the form of Exhibits A-1 and A-2 attached to the Credit Agreement.

            The Pledgor is the legal and beneficial owner of all of the shares of Capital Stock of DC Systems, Inc., a Texas corporation ("DC Systems") (such shares of Capital Stock and such additional shares of Capital Stock of DC Systems and any property at any time and from time to time receivable by the Lender hereunder or otherwise distributed in respect of or in exchange for any such shares, including any stock options or rights received as provided in
Section 3 of this Agreement, are hereinafter referred to as the "Pledged
Stock").

                  For other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Pledgor has agreed to execute and deliver this Agreement.

            1. Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreement shall have such defined meanings when used herein.

            2. Pledge. The Pledgor hereby pledges, assigns, hypothecates, transfers, and delivers to the Lender, all the Pledged Stock and hereby grants to the Lender, a first lien on, and security interest in, the Pledged Stock and, except as hereinafter provided, in all increases and profits therefrom and all proceeds thereof, together with appropriate undated stock and/or transfer powers with respect thereto duly executed in blank, as security for the payment, performance and observance of all indebtedness, obligations, liabilities and agreements of the Company to the Lender of whatever nature, pursuant to, under or arising out of, the Credit Agreement, the Notes, the other Loan Documents and any amendments, extensions, renewals, refundings or modifications thereto or of any part thereof, whether now existing or hereafter incurred, matured or unmatured, direct or contingent, together with interest and costs of
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enforcement and collection thereof and of this Agreement, including all reasonable actual attorneys' fees and disbursements incurred by the Lender (collectively, the "Liabilities").

            3. Collateral. All property at any time pledged with the Lender hereunder (whether described herein or not) and all increases, profits and income therefrom and proceeds thereof, are herein collectively sometimes called the "Collateral".

            4. Stock Dividends, Distributions, etc. If, while this Agreement is in effect, the Pledgor shall become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital, or issued in connection with any reorganization, merger or consolidation, or resulting from a split-up, revision or other like change of the Pledged Stock or otherwise received in exchange therefor), option or rights, whether by purchase or other acquisition or as an addition to, in substitution of, or in exchange for any shares of any Pledged Stock, the Pledgor agrees to accept the same as agent of the Lender and to hold the same in trust on behalf of and for the benefit of the Lender, and to deliver the same forthwith to the Lender in the exact form received, with the endorsement of the Pledgor when necessary and/or appropriate undated stock and/or transfer powers duly executed in blank, to be held by the Lender, subject to the terms hereof, as additional collateral security for the Liabilities. Any sums paid upon or in respect of the Pledged Stock upon the liquidation or dissolution of the issuer thereof shall be paid over to the Lender to be held by it in trust as additional collateral security for the Liabilities; and in case any distributions of capital shall be made on or in respect of the Pledged Stock or any property shall be distributed upon or with respect to the Pledged Stock pursuant to the recapitalization or reclassification of the capital of the issuer thereof or pursuant to the reorganization thereof, the property so distributed shall be delivered to the Lender to be held by it as additional collateral security for the Liabilities (except as otherwise provided in Section 5 hereof). All sums of money and property so paid or distributed in respect of the Pledged Stock which are received by the Pledgor shall, until paid or delivered to the Lender, be held by the Pledgor in trust as additional collateral security for the Liabilities.

            5. Cash Dividends; Voting Rights. Subject to any restrictions in the Credit Agreement, the Pledgor shall be entitled to receive all cash dividends paid in respect of the Pledged Stock. So long as no Event of Default has occurred and is continuing under the Credit Agreement, the Pledgor shall be entitled (as permitted by DC System's Articles of Incorporation) to vote the Pledged Stock and to give consents, waivers and ratifications in respect of the Pledged Stock (as the case may be), provided, however, that no vote shall be cast or consent, waiver or ratification given or action taken which would impair the Collateral or be inconsistent with or violate any provision of this Agreement, the Credit Agreement, the Notes or the other Loan Documents.

            6. Amendments, Modifications and Waivers with Respect to
Liabilities. The Pledgor hereby consents that, without the necessity of any reservation of rights against the Pledgor (but subject to the provisions of the Credit Agreement), and without notice to or further assent by the Pledgor, any demand for payment of any of the Liabilities made by the Lender may be rescinded by the Lender and any of the Liabilities continued, and the Liabilities, or the liability of the Pledgor or any other party upon or for any part thereof, or any collateral security
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or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered, or released by the Lender, and the Credit Agreement, the Notes, any collateral security documents (including, without limitation, the other Collateral Documents) or guarantees or documents in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Lender may deem advisable from time to time (subject to the consent of the Lender under the Credit Agreement), and any collateral security (including, without limitation, the Collateral Documents) at any time held by the Lender for the payment of the Liabilities may be sold, exchanged, waived, surrendered or released (in accordance with the terms thereof), all without the necessity of any reservation of rights against the Pledgor and without notice to or further assent by the Pledgor, which will remain bound hereunder, notwithstanding any such renewal, extension, modification, acceleration, compromise, amendment, supplement, termination, sale, exchange, waiver, surrender or release. The Lender shall have no obligation to protect, secure, perfect or insure any other collateral security document (including, without limitation, the other Collateral Documents) or property subject thereto at any time held as security for the Liabilities. The Pledgor waives any and all notice of the creation, renewal, extension or accrual of any of the Liabilities and notice of or proof of reliance by the Lender upon this Agreement, and the Liabilities shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Agreement, and all dealings between the Lender and the Pledgor shall likewise be conclusively presumed to have been made or consummated in reliance upon this Agreement. The Pledgor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Pledgor or any other person with respect to the Liabilities.

            7. Rights of the Lender. The Lender shall not be liable for failure to collect or realize upon the Liabilities or any collateral security or guarantee therefor, or any part thereof, or for any delay in so doing nor shall it be under any obligation to take any action whatsoever with regard thereto. Any or all shares of the Pledged Stock held by the Lender hereunder may, if an Event of Default shall have occurred and be continuing under the Credit Agreement, without notice, be registered in the name of the Lender or its nominee, and the Lender or its nominee may thereafter without notice, exercise all voting and corporate rights at any meeting of any corporation issuing any of the shares included in the Pledged Stock and exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any shares of the Pledged Stock as if it were the absolute owner thereof, including without limitation, the right to exchange, at its discretion, any and all of the Pledged Stock upon the merger, consolidation, reorganization, recapitalization or other readjustment of any corporation issuing any of such shares or upon the exercise by any such issuer or the Lender of any right, privilege or option pertaining to any shares of the Pledged Stock, and in connection therewith, to deposit and deliver any and all of the Pledged Stock with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine, all without liability except to account for property actually received by it, but the Lender shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or delay in so doing.

            8. Remedies. Upon the occurrence of an Event of Default under the Credit Agreement or in the event that any portion of the Liabilities has been declared due and payable, the Lender, in addition to any rights of the Lender hereunder, without demand of performance or
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other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon the Pledgor or any other Person (all and each of which demands, advertisements and/or notices are hereby expressly waived), may forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase, contract to sell or otherwise dispose of and deliver said Collateral, or any part thereof, in one or more parcels at public or private sale or sales, at any exchange, brokers' board or at any of the Lender's offices or elsewhere upon such terms and conditions as it may deem advisable and such public sale or sales, (or, to the extent permitted by law, such private sale) to purchase the whole or any part of said Collateral so sold, shall be free of any right or equity of redemption of the Pledgor, which right or equity is hereby expressly waived and released. The Lender shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale (after deduction of all reasonable costs and expenses of every kind incurred therein or incidental to the care, safekeeping or otherwise of any and all of the Collateral or in any way relating to the rights of the Lender hereunder, including attorneys' fees and legal expenses) against payment in whole or in part, of the Liabilities in such order as the Lender may elect (subject to statutory requirements), and only after so applying such net proceeds and after the payment by the Lender of any other amount required by any provision of law, need the Lender account for the surplus, if any, to the Pledgor. The Pledgor agrees that the Lender need not give more than ten days' notice of the time and place of any public sale or of the time after which a private sale or other intended disposition is to take place and that such notice is reasonable notification of such matters. In addition to the rights and remedies granted to it in this Agreement and in any other instrument or agreement securing, evidencing or relating to any of the Liabilities, the Lender shall have all the rights and remedies of a secured party under the Uniform Commercial Code of the State of New York.

            9. Representations, Warranties and Covenants of the Pledgor. The Pledgor represents and warrants that (a) the Pledgor is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware; (b) the Pledgor is the legal record and beneficial owner of, and has good title to, the Pledged Stock, subject to no pledge, lien, mortgage, hypothecation, security interest, charge, option or other encumbrance whatsoever, except the lien and security interest created by this Agreement; (c) all the shares of the Pledged Stock have been duly and validly issued, are fully paid and non-assessable; (d) the pledge, assignment and delivery of such Pledged Stock pursuant to this Agreement creates a valid first lien on and a first perfected security interest in such shares of the Pledged Stock, and the proceeds thereof, subject to no prior pledge, lien, mortgage, hypothecation, security interest, charge, option or encumbrance or to any agreement purporting to grant to any third party a security interest in the property or assets of the Pledgor which would include the Pledged Stock; (e) the Pledged Stock constitutes, in the aggregate, 100% of the issued and outstanding shares of capital stock of DC Systems as of the date of this Agreement; (f) the Pledgor has the power, right and authority to execute and deliver this Agreement; (g) the execution, delivery and performance by the Pledgor of this Agreement do not and will not (1) require any consent or approval of any Person that has not been obtained, (2) contravene its Articles of Incorporation or By-laws, (3) violate any provisions of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect applicable to the Pledgor,
(4) result in a breach of, constitute a default under or otherwise contravene any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Pledgor is a party or by which the Pledgor or the Pledgor's properties may be bound or affected, (5) result in, or require, the creation or
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imposition of any Lien (other than a Lien in favor of the Lender) upon or with respect to any of the Pledgor's properties now owned or hereafter acquired, or
(6) cause the Pledgor to be in default under any such law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or any such indenture, agreement, lease or instrument; (h) this Agreement has been duly authorized, executed and delivered by the Pledgor and constitutes a legal, valid and binding obligation of the Pledgor, enforceable against the Pledgor in accordance with its terms, except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency and other similar laws affecting creditors' rights generally; and (i) there is no action, suit or proceeding pending or threatened against or otherwise affecting the Pledgor before any Governmental Authority or any arbitrator which may adversely affect the ability of the Pledgor to perform its obligations under this Agreement. The Pledgor covenants and agrees that the Pledgor will defend the Lender's right, title and security interest in and to the Pledged Stock and the proceeds thereof against the claims and demands of all persons whomsoever; and covenants and agrees that the Pledgor will have like title to and right to pledge any other property at any time hereafter pledged to the Lender, as Collateral hereunder and will likewise defend the Lender's right thereto and security interest therein.

            10. No Disposition, etc. Without the prior written consent of the Lender, the Pledgor agrees that the Pledgor will not sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Pledged Stock or any of the other Collateral, nor will the Pledgor create, incur, or permit to exist any pledge, lien, mortgage, hypothecation, security interest, charge, option or any other encumbrance with respect to the Pledged Stock or any of the other Collateral, or any interest therein, or any proceeds thereof, except for the lien and security interest provided for by this Agreement. Without the prior written consent of the Lender, the Pledgor agrees that the Pledgor will not vote to enable DC Systems to, and will not otherwise permit DC Systems to, issue any stock or other securities of any nature in addition to or in exchange or substitution for the Pledged Stock.

            11. Disposition of Pledged Stock. (a) If the Lender shall determine to exercise its rights to sell any or all of the Pledged Stock pursuant hereto, and if in the opinion of counsel for the Lender it is necessary to have the Pledged Stock, or that portion thereof to be sold, registered under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), the Pledgor will cause each issuer of shares included in the Pledged Stock contemplated to be sold, to use its reasonable best efforts to execute and deliver, and will use its reasonable best efforts to cause the directors and officers of each thereof to execute and deliver, all such instruments and documents, and to do or cause to be done all such other acts and things as may be necessary or, in the opinion of the Lender, advisable to register the Pledged Stock, or that portion thereof to be sold, under the provisions of the
Securities Act and to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the Pledged Stock, or that portion thereof to be sold, and to make all amendments thereof and/or to the related prospectus which, in the opinion of the Lender, are necessary, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. The Pledgor agrees to cause each such issuer to comply with the provisions of the securities or "Blue Sky" laws of any jurisdiction which the Lender shall designate and to cause each such issuer to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act.
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            (b) The Pledgor recognizes that the Lender may be unable to effect a public sale of any or all of the Pledged Stock by reason of certain prohibitions contained in the Securities Act and applicable state securities laws, but may be compelled to resort to one or more private sales thereof to a restricted group or purchasers who will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Lender shall be under no obligation to delay a sale of any of the Pledged Stock for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act, or under the applicable state securities laws, even if the issuer would agree to do so.

            (c) The Pledgor further agrees to use such reasonable efforts to do or cause to be done all such other acts and things as may be reasonably requested by the Lender which are within its power and necessary to make such resale or sales of any portion or all of the Pledged Stock valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at the Pledgor's expense. The Pledgor further agrees that a breach of any of the covenants contained in this paragraph 11 will cause irreparable injury to the Lender, that the Lender has no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this paragraph shall be specifically enforceable against the Pledgor and the Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants. The Pledgor further acknowledges the impossibility of ascertaining the amount of damages which would be suffered by the Lender by reason of a breach of any of such covenants and, consequently, agrees that, if the Lender shall sue for damages for breach, the Pledgor shall pay, as liquidated damages and not as a penalty, an amount equal to the value of the Pledged Stock on the date the Lender demands compliance with this paragraph.

            12.   [Intentionally Omitted].

            13. Further Assurances. The Pledgor agrees that, at any time and from time to time upon the written request of the Lender, the Pledgor will execute and deliver such further documents and do such further acts and things as the Lender may reasonably request in order to effect the purposes of this Agreement.

            14. Severability. If any provision hereof shall be held to be invalid, illegal or unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions hereof shall remain in full force and effect in such jurisdiction, and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

            15. No Waiver; Remedies. No failure on the part of the Lender to exercise, and no delay in exercising, and no course of dealing with respect to, any right, power, or remedy under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of
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any right hereunder and under any of the other Loan Documents preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The remedies provided herein and in the other Loan Documents are cumulative and not exclusive of any remedies provided by law.

            16. Successors and Assigns. The covenants, representations, warranties and agreements herein set forth shall be binding upon the Pledgor, the Pledgor's legal representatives, successors and assigns, and shall inure to the benefit of the Lender and successors and assigns. The successor of the Lender hereunder shall forthwith become vested with and shall be entitled to exercise all the powers and rights given by this Agreement to the Lender, as if said successor were originally named as party herein.

            17. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CHOICE OF LAW RULES WHICH WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION EXCEPT TO THE EXTENT THAT THE PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR THE ENFORCEMENT OF ANY REMEDIES HEREUNDER, WITH RESPECT TO THE COLLATERAL SHALL BE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

            18. Amendments. None of the terms or provisions of this Agreement may be waived, altered, modified, or amended except by an agreement in writing signed by the Lender and the Pledgor.

            19. Notices. All notices and demands to or upon the respective parties hereto to be effective shall be in writing and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or five (5) days after deposited in the mail, air postage prepaid, or in the case of notice by telecopier (fax), when sent (subject to confirmation of receipt), or in the case of overnight courier service and accepted for next day delivery service, one Business Day after delivery to a nationally recognized overnight courier service, addressed as follows or to such other address as may be hereafter notified by the respective parties to this
Agreement:

            If to the Pledgor:

            Caminus/DC Acquisition Corp.
            5001 Spring Valley Road
            Suite 390-West
            Dallas, TX 75244
            Fax No.:
            Tel. No.:
            Attention:
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            If to the Lender:

            Fleet Bank, N.A.
            185 Avenue of the Americas
            New York, New York  10036
            Fax No. : (212) 819-4114
            Tel. No.: (212) 819-5767
            Attention: Ms. Susan Failla


            20. Termination. When all Liabilities shall have been paid in full and the Commitments under the Credit Agreement have expired or been terminated, this Agreement shall terminate, and the Lender shall cause to be assigned, transferred and delivered, against receipt but without any recourse, warranty or representation whatsoever, any remaining Collateral and money received in respect thereof, to or for the order of the Pledgor. The Lender shall also execute and deliver to the Pledgor upon such termination such documentation as shall be reasonably requested as necessary by the Pledgor to effect the termination and release of the Liens on the Collateral, all at the expense of the Pledgor.

            21. Counterparts. This Agreement may be executed in any number of counterparts, all of which, when taken together shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing any such counterpart.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their respective duly authorized officers as of the day and year first above written.


                                    Caminus/DC Acquisition Corp.


                                    By: /s/ Mark A. Herman
                                        ______________________________
                                        Name: Mark Herman
                                        Title: VP, CFO


Accepted as of this 30th
day of August, 1999

Fleet Bank, N.A.,
as Lender


By: /s/ Susan Failla
    ______________________________
Name: Susan Failla
Its: Vice President